EXHIBIT 99.1

MARTIN MIDSTREAM PARTNERS REPORTS
2017 SECOND QUARTER FINANCIAL RESULTS

•	Net Income of $14.6 million for the First Six Months of 2017

•	Quarterly Distribution Coverage Ratio Exceeds Forecast

•	Improved Second Quarter Leverage Compared to a Year Ago

•	Full Year Distribution Coverage Ratio of 1.2 Times Affirmed

KILGORE, Texas, July 26, 2017 (GlobeNewswire) -- Martin Midstream Partners L.P. (Nasdaq: MMLP) (the "Partnership") announced today its financial results for the quarter ended June 30, 2017.

Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of the Partnership said, “For the second quarter ended June 30, 2017, the Partnership generated a distribution coverage ratio of 1.00 times. This was above our forecasted ratio for the quarter, based on lower than anticipated maintenance capital expenditures.

“Looking across our operating segments, overall performance was consistent with forecasted levels during the second quarter.  Through six months ended June 30, 2017, our Adjusted EBITDA of $79.8 million is approximately $0.9 million ahead of our Adjusted EBITDA guidance level.  Further, we expect performance for the next two quarters to be in line with our previously released estimates, as well as slightly reducing our maintenance capital expenditures to $22.2 million for the full year 2017.  Thus, we affirm our projected distribution coverage ratio of 1.2 times.

“Our long-stated goal has been, and will continue to be, an improved leverage profile. During the second quarter, we improved our leverage ratio when looking at a year-over-year basis.”

The Partnership had net income for the second quarter of 2017 of $1.0 million, or $0.03 per limited partner unit. The Partnership had a net loss for the second quarter of 2016 of $1.2 million, a loss of $0.14 per limited partner unit. The Partnership's adjusted EBITDA for the second quarter of 2017 was $33.0 million compared to adjusted EBITDA from for the second quarter of 2016 of $41.6 million.

The Partnership had net income for the six months ended June 30, 2017 of $14.6 million, or $0.38 per limited partner unit. The Partnership had net income for the six months ended June 30, 2016 of $14.7 million, or $0.19 per limited partner unit. The Partnership's adjusted EBITDA for the six months ended June 30, 2017 was $79.8 million compared to adjusted EBITDA for the six months ended June 30, 2016 of $90.9 million.

The Partnership's distributable cash flow for the second quarter of 2017 was $19.6 million compared to distributable cash flow for the second quarter of 2016 of $25.4 million.

The Partnership's distributable cash flow for the six months ended June 30, 2017 was $49.9 million compared to distributable cash flow for the six months ended June 30, 2016 of $57.9 million.

Revenues for the second quarter of 2017 were $193.9 million compared to the second quarter of 2016 of $190.3 million. Revenues for the six months ended June 30, 2017 were $447.2 million compared to the six months ended June 30, 2016 of $416.0 million.

Distributable cash flow, EBITDA and adjusted EBITDA are non-GAAP financial measures which are explained in greater detail below under the heading "Use of Non-GAAP Financial Information." The Partnership has also included below a table entitled "Reconciliation of EBITDA, Adjusted EBITDA, and Distributable Cash Flow" in order to show the components of these non-GAAP financial measures and their reconciliation to the most comparable GAAP measurement.

Included with this press release are the Partnership's consolidated and condensed financial statements as of and for the three and six months ended June 30, 2017 and certain prior periods. These financial statements should be read in conjunction with the information contained in the Partnership's Quarterly Report on Form 10-Q, to be filed with the Securities and Exchange Commission on July 26, 2017.

An attachment accompanying this announcement is available at http://www.globenewswire.com/NewsRoom/AttachmentNg/1483b7a7-b482-4d33-8eb8-d68fcc4d636c.

Investors' Conference Call

An investors’ conference call to review the second quarter results will be held on Thursday, July 27, 2017, at 8:00 a.m. Central Time. The conference call can be accessed by calling (877) 878-2695. An audio replay of the conference call will be available by calling (855) 859-2056 from 11:00 a.m. Central Time on July 27, 2017 through 10:59 p.m. Central Time on August 7, 2017. The access code for the conference call and the audio replay is Conference ID No. 53345764. The audio replay of the conference call will also be archived on Martin Midstream Partners’ website at www.martinmidstream.com.

About Martin Midstream Partners

The Partnership is a publicly traded limited partnership with a diverse set of operations focused primarily in the United States Gulf Coast region. The Partnership's primary business segments include: (1) terminalling, storage and packaging services for petroleum products and by-products; (2) natural gas services, including liquids transportation and distribution services and natural gas storage; (3) sulfur and sulfur-based products processing, manufacturing, marketing and distribution; and (4) marine transportation services for petroleum products and by-products.

Forward-Looking Statements

Statements about the Partnership's outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Partnership's control, which could cause actual results to differ materially from such statements. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Partnership's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Partnership disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financial Information

The Partnership's management uses a variety of financial and operational measurements other than its financial statements prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”) to analyze its performance. These include: (1) net income before interest expense, income tax expense, and depreciation and amortization (“EBITDA”), (2) adjusted EBITDA and (3) distributable cash flow. The Partnership's management views these measures as important performance measures of core profitability for its operations and the ability to generate and distribute cash flow, and as key components of its internal financial reporting. The Partnership's management believes investors benefit from having access to the same financial measures that management uses.

EBITDA and Adjusted EBITDA. Certain items excluded from EBITDA and adjusted EBITDA are significant components in understanding and assessing an entity's financial performance, such as cost of capital and historical costs of depreciable assets. The Partnership has included information concerning EBITDA and adjusted EBITDA because it provides investors and management with additional information to better understand the following:

financial performance of the Partnership's assets without regard to financing methods, capital structure or historical cost basis; the Partnership's operating performance and return on capital as compared to those of other similarly situated entities; and the viability of acquisitions and capital expenditure projects. The Partnership's method of computing adjusted EBITDA may not be the same method used to compute similar measures reported by other entities. The economic substance behind the Partnership's use of adjusted EBITDA is to measure the ability of the Partnership's assets to generate cash sufficient to pay interest costs, support its indebtedness and make distributions to its unitholders.

Distributable Cash Flow. Distributable cash flow is a significant performance measure used by the Partnership's management and by external users of its financial statements, such as investors, commercial banks and research analysts, to compare basic cash flows generated by the Partnership to the cash distributions it expects to pay unitholders. Distributable cash flow is also an important financial measure for the Partnership's unitholders since it serves as an indicator of the Partnership's success in providing a cash return on investment. Specifically, this financial measure indicates to investors whether or not the Partnership is generating cash flow at a level that can sustain or support an increase in its quarterly distribution rates. Distributable cash flow is also a quantitative standard used throughout the investment community with respect to publicly-traded partnerships because the value of a unit of such an entity is generally determined by the unit's yield, which in turn is based on the amount of cash distributions the entity pays to a unitholder.

EBITDA, adjusted EBITDA and distributable cash flow should not be considered alternatives to, or more meaningful than, net income, cash flows from operating activities, or any other measure presented in accordance with GAAP. The Partnership's method of computing these measures may not be the same method used to compute similar measures reported by other entities.

Additional information concerning the Partnership is available on the Partnership's website at www.martinmidstream.com or by contacting:

Joe McCreery, IRC - Vice President - Finance & Head of Investor Relations
(903) 988-6425

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSE BALANCE SHEETS
(Dollars in thousands)

	June 30, 2017	December 31, 2016
	(Unaudited)	(Audited)
Assets
Cash	$32	$15
Accounts and other receivables, less allowance for doubtful accounts of $238 and $372, respectively	50,986	80,508
Product exchange receivables	220	207
Inventories	101,696	82,631
Due from affiliates	21,293	11,567
Fair value of derivatives	133	—
Other current assets	4,756	3,296
Assets held for sale	13,764	15,779
Total current assets	192,880	194,003

Property, plant and equipment, at cost	1,248,328	1,224,277
Accumulated depreciation	(399,684)	(378,593)
Property, plant and equipment, net	848,644	845,684

Goodwill	17,296	17,296
Investment in WTLPG	128,909	129,506
Note receivable - affiliate	—	15,000
Other assets, net	38,791	44,874
Total assets	$1,226,520	$1,246,363

Liabilities and Partners’ Capital
Trade and other accounts payable	$68,029	$70,249
Product exchange payables	7,606	7,360
Due to affiliates	2,700	8,474
Income taxes payable	402	870
Fair value of derivatives	—	3,904
Other accrued liabilities	26,689	26,717
Total current liabilities	105,426	117,574

Long-term debt, net	780,359	808,107
Other long-term obligations	6,055	8,676
Total liabilities	891,840	934,357

Commitments and contingencies (Note 17)
Partners’ capital	334,680	312,006
Total partners’ capital	334,680	312,006
Total liabilities and partners' capital	$1,226,520	$1,246,363

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 26, 2017.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per unit amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Revenues:
Terminalling and storage *	$24,695	$31,090	$49,353	$62,795
Marine transportation *	12,433	14,339	25,254	30,685
Natural gas services*	14,838	15,403	29,503	31,500
Sulfur services	2,850	2,700	5,700	5,400
Product sales: *
Natural gas services	73,666	58,899	200,323	149,990
Sulfur services	32,027	39,588	71,554	79,063
Terminalling and storage	33,413	28,329	65,560	56,520
	139,106	126,816	337,437	285,573
Total revenues	193,922	190,348	447,247	415,953

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services *	70,198	55,579	178,377	134,123
Sulfur services *	21,207	24,700	45,690	52,224
Terminalling and storage *	28,014	22,934	54,460	46,766
	119,419	103,213	278,527	233,113
Expenses:
Operating expenses *	34,435	40,822	69,492	82,054
Selling, general and administrative *	8,909	8,144	18,830	16,315
Loss on impairment of goodwill	—	4,145	—	4,145
Depreciation and amortization	20,326	22,089	45,662	44,137
Total costs and expenses	183,089	178,413	412,511	379,764

Other operating income (loss)	15	(1,679)	(140)	(1,595)
Operating income	10,848	10,256	34,596	34,594

Other income (expense):
Equity in earnings of WTLPG	853	805	1,758	2,482
Interest expense, net	(11,219)	(12,155)	(22,139)	(22,267)
Other, net	520	74	550	136
Total other expense	(9,846)	(11,276)	(19,831)	(19,649)

Net income (loss) before taxes	1,002	(1,020)	14,765	14,945
Income tax expense	(13)	(191)	(193)	(242)
Net income (loss)	989	(1,211)	14,572	14,703
Less general partner's interest in net income	(19)	(3,869)	(291)	(8,080)
Less (income) loss allocable to unvested restricted units	(3)	4	(38)	(39)
Limited partners' interest in net income (loss)	$967	$(5,076)	$14,243	$6,584

Net income (loss) per unit attributable to limited partners - basic	$0.03	$(0.14)	$0.38	$0.19
Net income (loss) per unit attributable to limited partners - diluted	$0.03	$(0.14)	$0.38	$0.19
Weighted average limited partner units - basic	38,357	35,346	37,842	35,366
Weighted average limited partner units - diluted	38,414	35,346	37,895	35,380

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 26, 2017.

*Related Party Transactions Shown Below

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per unit amounts)

*Related Party Transactions Included Above

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Revenues:*
Terminalling and storage	$20,331	$20,590	$40,035	$41,548
Marine transportation	4,187	6,036	8,512	12,447
Natural gas services	6	129	118	442
Product Sales	724	968	2,154	1,668
Costs and expenses:*
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	2,909	4,498	11,803	7,883
Sulfur services	3,767	3,810	7,442	7,622
Terminalling and storage	4,119	4,081	9,186	7,466
Expenses:
Operating expenses	16,452	18,088	32,828	35,445
Selling, general and administrative	6,500	6,911	14,068	12,343

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 26, 2017.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CAPITAL
(Dollars in thousands)

	Partners’ Capital
	Common Limited		General Partner Amount
	Units	Amount		Total
Balances - January 1, 2016	35,456,612	$380,845	$13,034	$393,879
Net income	—	6,623	8,080	14,703
Issuance of restricted units	13,800	—	—	—
Forfeiture of restricted units	(250)	—	—	—
Cash distributions	—	(57,603)	(9,119)	(66,722)
Reimbursement of excess purchase price over carrying value of acquired assets	—	1,875	—	1,875
Unit-based compensation	—	486	—	486
Purchase of treasury units	(15,200)	(330)	—	(330)
Balances - June 30, 2016	35,454,962	$331,896	$11,995	$343,891

Balances - January 1, 2017	35,452,062	$304,594	$7,412	$312,006
Net income	—	14,281	291	14,572
Issuance of common units, net of issuance related costs	2,990,000	51,071	—	51,071
Issuance of restricted units	12,000	—	—	—
Forfeiture of restricted units	(1,750)	—	—	—
General partner contribution	—	—	1,098	1,098
Cash distributions	—	(36,952)	(754)	(37,706)
Unit-based compensation	—	405	—	405
Excess purchase price over carrying value of acquired assets	—	(7,887)	—	(7,887)
Reimbursement of excess purchase price over carrying value of acquired assets	—	1,125	—	1,125
Purchase of treasury units	(200)	(4)	—	(4)
Balances - June 30, 2017	38,452,112	$326,633	$8,047	$334,680

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 26, 2017.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Six Months Ended
	June 30,
	2017	2016
Cash flows from operating activities:
Net income	$14,572	$14,703
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	45,662	44,137
Amortization of deferred debt issuance costs	1,445	2,247
Amortization of premium on notes payable	(153)	(153)
Loss on sale of property, plant and equipment	140	1,595
Loss on impairment of goodwill	—	4,145
Equity in earnings of WTLPG	(1,758)	(2,482)
Derivative (income) loss	2,392	(1,125)
Net cash (paid) received for commodity derivatives	(6,429)	1,666
Net cash received for interest rate derivatives	—	160
Net premiums received on derivatives that settled during the year on interest rate swaption contracts	—	630
Unit-based compensation	405	486
Cash distributions from WTLPG	2,500	4,300
Change in current assets and liabilities, excluding effects of acquisitions and dispositions:
Accounts and other receivables	29,522	23,995
Product exchange receivables	(13)	932
Inventories	(19,065)	(14,766)
Due from affiliates	(9,726)	2,154
Other current assets	(1,372)	509
Trade and other accounts payable	(4,067)	(3,429)
Product exchange payables	246	(3,923)
Due to affiliates	(5,774)	(1,879)
Income taxes payable	(468)	(615)
Other accrued liabilities	(2,761)	2,130
Change in other non-current assets and liabilities	490	(614)
Net cash provided by operating activities	45,788	74,803

Cash flows from investing activities:
Payments for property, plant and equipment	(19,756)	(27,844)
Acquisitions	(19,533)	—
Acquisition of intangible assets	—	(2,150)
Payments for plant turnaround costs	(1,591)	(1,184)
Proceeds from sale of property, plant and equipment	1,597	655
Proceeds from involuntary conversion of property, plant and equipment	—	9,100
Proceeds from repayment of Note receivable - affiliate	15,000	—
Contributions to WTLPG	(145)	—
Net cash used in investing activities	(24,428)	(21,423)

Cash flows from financing activities:
Payments of long-term debt	(184,000)	(163,700)
Proceeds from long-term debt	155,000	180,700
Proceeds from issuance of common units, net of issuance related costs	51,071	—
General partner contribution	1,098	—
Purchase of treasury units	(4)	(330)
Payment of debt issuance costs	(40)	(5,206)
Excess purchase price over carrying value of acquired assets	(7,887)	—
Reimbursement of excess purchase price over carrying value of acquired assets	1,125	1,875
Cash distributions paid	(37,706)	(66,722)
Net cash used in financing activities	(21,343)	(53,383)

Net increase (decrease) in cash	17	(3)
Cash at beginning of period	15	31
Cash at end of period	$32	$28
Non-cash additions to property, plant and equipment	$3,666	$989

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 26, 2017.

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Dollars and volumes in thousands, except BBL per day)

Terminalling and Storage Segment

Comparative Results of Operations for the Three Months Ended June 30, 2017 and 2016

	Three Months Ended June 30,		Variance	Percent Change
	2017	2016
	(In thousands, except BBL per day)
Revenues:
Services	$26,148	$32,392	$(6,244)	(19)%
Products	33,413	28,329	5,084	18%
Total revenues	59,561	60,721	(1,160)	(2)%

Cost of products sold	28,591	23,471	5,120	22%
Operating expenses	15,081	17,725	(2,644)	(15)%
Selling, general and administrative expenses	1,444	1,007	437	43%
Depreciation and amortization	10,327	10,078	249	2%
	4,118	8,440	(4,322)	(51)%
Other operating income	10	—	10
Operating income	$4,128	$8,440	$(4,312)	(51)%

Lubricant sales volumes (gallons)	5,361	5,194	167	3%
Shore-based throughput volumes (guaranteed minimum) (gallons)	41,666	50,000	(8,334)	(17)%
Smackover refinery throughput volumes (guaranteed minimum BBL per day)	6,500	6,500	—	—%
Corpus Christi crude terminal (BBL per day)	—	74,565	(74,565)	(100)%

Comparative Results of Operations for the Six Months Ended June 30, 2017 and 2016

	Six Months Ended June 30,		Variance	Percent Change
	2017	2016
	(In thousands, except BBL per day)
Revenues:
Services	$52,579	$65,549	$(12,970)	(20)%
Products	65,560	56,522	9,038	16%
Total revenues	118,139	122,071	(3,932)	(3)%

Cost of products sold	55,602	47,821	7,781	16%
Operating expenses	30,726	36,441	(5,715)	(16)%
Selling, general and administrative expenses	2,769	2,107	662	31%
Depreciation and amortization	25,804	20,076	5,728	29%
	3,238	15,626	(12,388)	(79)%
Other operating income (loss)	(3)	100	(103)	(103)%
Operating income	$3,235	$15,726	$(12,491)	(79)%

Lubricant sales volumes (gallons)	10,695	10,340	355	3%
Shore-based throughput volumes (guaranteed minimum) (gallons)	83,333	100,000	(16,667)	(17)%
Smackover refinery throughput volumes (guaranteed minimum) (BBL per day)	6,500	6,500	—	—%
Corpus Christi crude terminal (BBL per day)	—	83,600	(83,600)	(100)%

Natural Gas Services Segment

Comparative Results of Operations for the Three Months Ended June 30, 2017 and 2016

	Three Months Ended June 30,		Variance	Percent Change
	2017	2016
	(In thousands)
Revenues:
Services	$14,838	$15,403	$(565)	(4)%
Products	73,666	58,899	14,767	25%
Total revenues	88,504	74,302	14,202	19%

Cost of products sold	71,003	56,233	14,770	26%
Operating expenses	5,567	6,138	(571)	(9)%
Selling, general and administrative expenses	2,115	1,807	308	17%
Depreciation and amortization	6,205	6,983	(778)	(11)%
	3,614	3,141	473	15%
Other operating income (loss)	5	(96)	101	(105)%
Operating income	$3,619	$3,045	$574	19%

Distributions from WTLPG	$1,300	$1,800	$(500)	(28)%

NGL sales volumes (Bbls)	1,794	1,726	68	4%

Comparative Results of Operations for the Six Months Ended June 30, 2017 and 2016

	Six Months Ended June 30,		Variance	Percent Change
	2017	2016
	(In thousands)
Revenues:
Services	$29,503	$31,500	$(1,997)	(6)%
Products	200,323	149,990	50,333	34%
Total revenues	229,826	181,490	48,336	27%

Cost of products sold	180,306	135,581	44,725	33%
Operating expenses	11,225	11,657	(432)	(4)%
Selling, general and administrative expenses	5,166	4,111	1,055	26%
Depreciation and amortization	12,366	13,957	(1,591)	(11)%
	20,763	16,184	4,579	28%
Other operating income (loss)	5	(96)	101	(105)%
Operating income	$20,768	$16,088	$4,680	29%

Distributions from WTLPG	$2,500	$4,300	$(1,800)	(42)%

NGL sales volumes (Bbls)	4,604	4,928	(324)	(7)%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Dollars and volumes in thousands, except BBL per day)

Sulfur Services Segment

Comparative Results of Operations for the Three Months Ended June 30, 2017 and 2016

	Three Months Ended June 30,		Variance	Percent Change
	2017	2016
	(In thousands)
Revenues:
Services	$2,850	$2,700	$150	6%
Products	32,027	39,588	(7,561)	(19)%
Total revenues	34,877	42,288	(7,411)	(18)%

Cost of products sold	21,297	24,790	(3,493)	(14)%
Operating expenses	3,417	3,442	(25)	(1)%
Selling, general and administrative expenses	1,007	930	77	8%
Depreciation and amortization	2,030	2,011	19	1%
	7,126	11,115	(3,989)	(36)%
Other operating loss	—	(16)	16	(100)%
Operating income	$7,126	$11,099	$(3,973)	(36)%

Sulfur (long tons)	192	181	11	6%
Fertilizer (long tons)	71	87	(16)	(18)%
Total sulfur services volumes (long tons)	263	268	(5)	(2)%

Comparative Results of Operations for the Six Months Ended June 30, 2017 and 2016

	Six Months Ended June 30,		Variance	Percent Change
	2017	2016
	(In thousands)
Revenues:
Services	$5,700	$5,400	$300	6%
Products	71,554	79,063	(7,509)	(9)%
Total revenues	77,254	84,463	(7,209)	(9)%

Cost of products sold	45,871	52,405	(6,534)	(12)%
Operating expenses	6,664	6,199	465	8%
Selling, general and administrative expenses	2,028	1,888	140	7%
Depreciation and amortization	4,063	3,981	82	2%
	18,628	19,990	(1,362)	(7)%
Other operating loss	(22)	(32)	10	(31)%
Operating income	$18,606	$19,958	$(1,352)	(7)%

Sulfur (long tons)	409	338	71	21%
Fertilizer (long tons)	165	170	(5)	(3)%
Total sulfur services volumes (long tons)	574	508	66	13%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Dollars and volumes in thousands, except BBL per day)

Marine Transportation Segment

Comparative Results of Operations for the Three Months Ended June 30, 2017 and 2016

	Three Months Ended June 30,		Variance	Percent Change
	2017	2016
	(In thousands)
Revenues	$13,144	$15,032	$(1,888)	(13)%
Operating expenses	11,062	14,231	(3,169)	(22)%
Selling, general and administrative expenses	71	158	(87)	(55)%
Loss on impairment of goodwill	—	4,145	(4,145)	(100)%
Depreciation and amortization	1,764	3,017	(1,253)	(42)%
	247	(6,519)	6,766	(104)%
Other operating loss	—	(1,567)	1,567	(100)%
Operating income (loss)	$247	$(8,086)	$8,333	(103)%

Comparative Results of Operations for the Six Months Ended June 30, 2017 and 2016

	Six Months Ended June 30,		Variance	Percent Change
	2017	2016
	(In thousands)
Revenues	$26,558	$31,934	$(5,376)	(17)%
Operating expenses	22,155	29,068	(6,913)	(24)%
Selling, general and administrative expenses	175	(261)	436	(167)%
Loss on impairment of goodwill	—	4,145	(4,145)	(100)%
Depreciation and amortization	3,429	6,123	(2,694)	(44)%
	$799	$(7,141)	$7,940	(111)%
Other operating loss	(120)	(1,567)	1,447	(92)%
Operating income (loss)	$679	$(8,708)	$9,387	(108)%

Non-GAAP Financial Measures

The following table reconciles the non-GAAP financial measurements used by management to our most directly comparable GAAP measures for the three and six months ended June 30, 2017 and 2016, which represents EBITDA, Adjusted EBITDA and Distributable Cash Flow.

Reconciliation of EBITDA, Adjusted EBITDA, and Distributable Cash Flow

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
			(in thousands)
Net income (loss)	$989	$(1,211)	$14,572	$14,703
Adjustments:
Interest expense, net	11,219	12,155	22,139	22,267
Income tax expense	13	191	193	242
Depreciation and amortization	20,326	22,089	45,662	44,137
EBITDA	32,547	33,224	82,566	81,349
Adjustments:
Equity in earnings of WTLPG	(853)	(805)	(1,758)	(2,482)
(Gain) loss on sale of property, plant and equipment	(15)	1,679	140	1,595
Loss on impairment of goodwill	—	4,145	—	4,145
Unrealized mark-to-market on commodity derivatives	(200)	1,327	(4,037)	1,537
Distributions from WTLPG	1,300	1,800	2,500	4,300
Unit-based compensation	219	264	405	486
Adjusted EBITDA	32,998	41,634	79,816	90,930
Adjustments:
Interest expense, net	(11,219)	(12,155)	(22,139)	(22,267)
Income tax expense	(13)	(191)	(193)	(242)
Amortization of debt premium	(76)	(76)	(153)	(153)
Amortization of deferred debt issuance costs	724	1,532	1,445	2,247
Non-cash mark-to-market on interest rate derivatives	—	—	—	(206)
Payments for plant turnaround costs	(197)	(193)	(1,591)	(1,184)
Maintenance capital expenditures	(2,618)	(5,165)	(7,286)	(11,209)
Distributable Cash Flow	$19,599	$25,386	$49,899	$57,916